                                                                    EXHIBIT 10.8

                                                         TAX I.D. NO. 36-3635935

                                PROMISSORY NOTE

$5,000,000.00                                     Detroit, Michigan
                                                  June 30, 1995

         On or before June 30, 1996, FOR VALUE RECEIVED, the undersigned, SCOTSMAN GROUP INC., a Delaware corporation (herein called "Maker") promises to pay to the order of COMERICA BANK-ILLINOIS, an Illinois banking corporation (herein called "Bank"), at the principal office of Bank at Franklin Park, Illinois, in lawful currency of the United States of America, FIVE MILLION DOLLARS ($5,000,000.00) or so much of said sum as has been advanced and is then outstanding hereunder, together with interest thereon as hereinafter set forth.

         This Note is a note under which advances, repayments and new advances may be made from time to time, provided that Bank shall not be obligated to make any advance hereunder. Advances hereunder may be requested in Maker's discretion by telephonic notice to Bank or by submission of a request for advance in form annexed hereto as Exhibit "A". Any advance requested by telephonic notice (i) shall be made only to Account No. 1076111614 with Bank in the name of Maker or to such other account as Maker shall subsequently designate by written notice to Bank, and (ii) shall be confirmed by Maker that same day by submission to Bank by first class mail of the written request for advance aforementioned. Maker acknowledges that if Bank makes an advance based on a telephonic request, it shall be for Maker's convenience and all risks involved in the use of such procedure shall be borne by Maker, and Maker expressly agrees to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an advance by telephone.

         Each advance outstanding under this Note from time to time shall bear interest at a per annum rate equal to Bank's prime rate established by Bank from time to time or such other rate accepted by Bank with respect thereto, and shall be payable upon the repayment date therefor. The amount, rate and repayment date of each advance shall be noted on Bank's records, which records will be prima facie evidence thereof, absent manifest error. Failure to pay any advance on its repayment date, without Bank's consent, shall constitute a default and such advance shall thereafter bear interest at three percent (3%) above said prime rate as it may vary from time to time until paid. Interest shall be computed on a daily basis using a year of 360 days and assessed for the actual number of days elapsed. Interest on each advance shall be payable monthly on the last day of each month in the case of a prime based advance, and in all other cases on the respective repayment date therefore which date shall not be later than the maturity date of this Note.

         This Note replaces the Promissory Note dated April 29, 1994 by Maker payable to Bank, which Promissory Note was a renewal of a certain Promissory Note dated June 17, 1993 in the principal amount of $5,000,000 by Maker payable to Bank.

         Whenever Bank deems itself insecure, or on default in payment of any liability hereunder, or upon the occurrence of any Default as defined under that Scotsman Group Inc. $90,000,000 Revolving Credit Agreement dated as of April 29, 1994, among Maker, The First National Bank of Chicago, as Agent, Bank, as lender, and the various banks listed on the signature pages thereof, the representations, warranties, covenants and default provisions of which are hereby incorporated by reference into this Note, notwithstanding the earlier termination and expiration of said Revolving Credit Agreement, as said representations, warranties, covenants and default provisions may be amended from time to time in writing by and between the parties thereto, or upon any default in payment of any other liability of Maker to Bank and continuance thereof beyond any period of grace, if any, provided with respect thereto, the Bank may declare this Note due forthwith. Nothing herein shall limit any right granted Bank by other instrument or by law.

                                              SCOTSMAN GROUP INC.

                                              By: /s/ D. D. Holmes
                                                 -------------------------------

                                              Its: V. P.
                                                  ------------------------------

                                  EXHIBIT "A"

                              REQUEST FOR ADVANCE

TO:      COMERICA BANK-ILLINOIS (the "Bank")

         The undersigned hereby requests an advance, or confirms such a request made by telephone, under the Five Million Dollar ($5,000,000.00) Promissory Note dated June 30, 1995, made by undersigned to the Bank, pursuant to the following terms:

Advance Amount: $________________ Interest Rate: __________% per annum Advance Date: __________, 19__ Repayment Date:__________, 19__.

         The proceeds of this advance shall be or have been deposited to the Account No. _____________________ of the undersigned with the Bank or as follows________________________________.

         Undersigned warrant(s) that no condition exists or event has occurred which constitute or, with the giving of notice or the running of time, or both, would constitute a default under said Promissory Note or any related agreement with the Bank, and the undersigned further warrants that no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would have otherwise constituted a "Default" under that certain Scotsman Group Inc. Revolving Credit Agreement dated as of April 29, 1994, among the undersigned, The First National Bank of Chicago, as Agent, and the banks and other parties listed on the signature pages thereof (as amended from time to time in writing by and between the parties thereto), notwithstanding the earlier termination and expiration of said Credit Agreement, has occurred and is continuing as of the date hereof.

Dated this _______ day of __________________, 19___.

                                              SCOTSMAN GROUP INC.

                                              By:
                                                 -------------------------------

                                              Its:
                                                  ------------------------------

                                                         TAX I.D. NO. 36-3635935

                                PROMISSORY NOTE

$4,000,000.00                                       Detroit, Michigan
                                                    June 30, 1995

         On or before June 30, 1996, FOR VALUE RECEIVED, the undersigned, SCOTSMAN GROUP INC., a Delaware corporation (herein called "Maker") promises to pay to the order of COMERICA BANK-ILLINOIS, an Illinois banking corporation (herein called "Bank"), at the principal office of Bank at Franklin Park, Illinois, in lawful currency of the United States of America, FOUR MILLION DOLLARS ($4,000,000.00) or so much of said sum as has been advanced and is then outstanding hereunder, together with interest thereon as hereinafter set forth.

         This Note is a note under which advances, repayments and new advances may be made from time to time, provided that Bank shall not be obligated to make any advance hereunder. Advances hereunder may be requested in Maker's discretion by telephonic notice to Bank or by submission of a request for advance in form annexed hereto as Exhibit "A". Any advance requested by telephonic notice (i) shall be made only to Account No. 1076111614 with Bank in the name of Maker or to such other account as Maker shall subsequently designate by written notice to Bank, and (ii) shall be confirmed by Maker that same day by submission to Bank by first class mail of the written request for advance aforementioned. Maker acknowledges that if Bank makes an advance based on a telephonic request, it shall be for Maker's convenience and all risks involved in the use of such procedure shall be borne by Maker, and Maker expressly agrees to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an advance by telephone.

         Each advance outstanding under this Note from time to time shall bear interest at a per annum rate equal to Bank's prime rate established by Bank from time to time or such other rate accepted by Bank with respect thereto, and shall be payable upon the repayment date therefor. The amount, rate and repayment date of each advance shall be noted on Bank's records, which records will be prima facie evidence thereof, absent manifest error. Failure to pay any advance on its repayment date, without Bank's consent, shall constitute a default and such advance shall thereafter bear interest at three percent (3%) above said prime rate as it may vary from time to time until paid. Interest shall be computed on a daily basis using a year of 360 days and assessed for the actual number of days elapsed. Interest on each advance shall be payable monthly on the last day of each month in the case of a prime based advance, and in all other cases on the respective repayment date therefore which date shall not be later than the maturity date of this Note.

         Whenever Bank deems itself insecure, or on default in payment of any liability hereunder, or upon the occurrence of any Default as defined under that Scotsman Group Inc. $90,000,000 Revolving Credit Agreement dated as of April 29, 1994, among Maker, The First National Bank of Chicago, as Agent, Bank, as lender, and the various banks listed on the signature pages thereof, the representations, warranties, covenants and default provisions of which are hereby incorporated by reference into this Note, notwithstanding the earlier termination and expiration of said Revolving Credit Agreement, as said representations, warranties, covenants and default provisions may be amended from time to time in writing by and between the parties thereto, or upon any default in payment of any other liability of Maker to Bank and continuance thereof beyond any period of grace, if any, provided with respect thereto, the Bank may declare this Note due forthwith. Nothing herein shall limit any right granted Bank by other instrument or by law.

                                              SCOTSMAN GROUP INC.

                                              By:  /s/ D. D. Holmes
                                                 -------------------------------

                                              Its: V. P.
                                                  ------------------------------

                                  EXHIBIT "A"

                              REQUEST FOR ADVANCE

TO:      COMERICA BANK-ILLINOIS (the "Bank")

         The undersigned hereby requests an advance, or confirms such a request made by telephone, under the Four Million Dollar ($4,000,000.00) Promissory Note dated June 30, 1995, made by undersigned to the Bank, pursuant to the following terms:

Advance Amount:  $_______________  Interest Rate:  ___% per annum  Advance Date:
__________, 19__   Repayment Date:__________, 19__.

         The proceeds of this advance shall be or have been deposited to the Account No. _____________________ of the undersigned with the Bank or as follows: _____________________________.

         Undersigned warrant(s) that no condition exists or event has occurred which constitute or, with the giving of notice or the running of time, or both, would constitute a default under said Promissory Note or any related agreement with the Bank, and the undersigned further warrants that no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would have otherwise constituted a "Default" under that certain Scotsman Group Inc. Revolving Credit Agreement dated as of April 29, 1994, among the undersigned, The First National Bank of Chicago, as Agent, and the banks and other parties listed on the signature pages thereof (as amended from time to time in writing by and between the parties thereto), notwithstanding the earlier termination and expiration of said Credit Agreement, has occurred and is continuing as of the date hereof.

Dated this _______ day of __________________, 19___.

                                              SCOTSMAN GROUP INC.

                                              By:
                                                 -------------------------------

                                              Its:
                                                  ------------------------------

                     REAFFIRMATION OF GUARANTY AND CONSENT

The undersigned has previously executed a Guaranty Agreement dated July 1, 1993 (the "Guaranty") in favor of COMERICA BANK-ILLINOIS (the "Lender") whereby the undersigned unconditionally guaranteed to Lender the payment and performance of any and all indebtedness, obligations and liabilities heretofore, now, or hereafter owed by Scotsman Group Inc., a Delaware corporation (the "Borrower") to Lender, including, without limitation, the payment and performance of Borrower's Promissory Note dated April 29, 1994 in the principal sum of $5,000,000 payable to the order of Lender with interest as therein described, with the entire unpaid principal balance and accrued interest due on June 30, 1995 (the "Revolving Note") evidencing a $5,000,000 guidance line of credit loan (the "Revolving Loan") extended by Lender to Borrower, and all loans and advances made by Lender to Borrower thereunder.

The undersigned have been advised that Borrower has asked Lender to increase the Revolving Loan from $5,000,000 to $9,000,000 and extend the maturity date thereof to June 30, 1996, which would require the Borrower to execute two new Promissory Notes in the aggregate principal sum of $9,000,000 payable to the order of Lender with interest as therein described and with a maturity date of June 30, 1996 (the "New Notes").

The undersigned has reviewed the New Notes and fully understands the terms and provisions.

To induce Lender to increase the Revolving Loan to $9,000,000 and extend the maturity date thereof to June 30, 1996 as aforesaid, the undersigned represents and warrants to the Lender with the intent that the Lender rely thereon, as follows:

1. The Guaranty is in full force and effect and is binding and enforceable against the undersigned in accordance with its terms;

2. The undersigned irrevocably consents and agrees to Borrower's execution, delivery and performance of the New Notes;

3. The liability of the undersigned to the Lender under the Guaranty shall in no way be affected, modified, altered, or discharged in any fashion by the Borrower's execution, delivery or performance of the New Notes;

4. The undersigned hereby restates and reaffirms all terms and provisions of the Guaranty as if set forth in full herein; and

5. The undersigned does not possess any claims, defenses, offsets, or counterclaims against the enforcement of the Guaranty, and the undersigned is, and shall remain, unconditionally liable under the Guaranty for all indebtedness, obligations, and liabilities heretofore, now or hereafter owed by Borrower to Lender in accordance with the terms of the Guaranty, including, without limitation, the indebtedness evidenced by the New Notes, and all extensions, renewals, modification, and refinancings thereof.

Dated: June 30, 1995

WITNESSES:                             SCOTSMAN INDUSTRIES, INC.

/s/ Judy J. Peltekian                  By:  /s/ D. D. Holmes
---------------------------------         --------------------------------------

/s/ Donna Manahan                      Its: V. P.
---------------------------------          -------------------------------------

                                      -2-